SECOND-QUARTER FISCAL 2015 FINANCIAL RESULTS AND UPDATE February 9, 2015 Exhibit 99.3

Forward-looking statements and Non-GAAP financial measures
2 PREMIER, INC.
Forward-looking statements—Certain statements included in this presentation, including, but not limited to, those related to our financial and business outlook, strategy and growth drivers, member retention rates and revenue visibility, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, and 2015 financial guidance and related assumptions, are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends
“anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside
Premier’s control. More information on potential risks and other factors that could affect
Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, including Premier’s most recent Form 10-K for the year ended June
30, 2014. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements.
Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934.
Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 10-Q
for the quarter ended December 31, 2014, to be filed shortly hereafter, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with this presentation.

Overview and Business Update Susan DeVore President & CEO PREMIER, INC. 3

Second-quarter highlights
1
(1) Comparisons are with year-ago non-GAAP pro forma information that reflects the impact of the company’s reorganization and initial public offering.  See
Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix.
4
Strong overall financial performance; raising full-year
consolidated guidance
Net revenue up 19% from prior year, driven by double-
digit growth in both business segments
SCS revenue exceeded and PS revenue in-line with
company expectations
Adjusted EBITDA rose 18% from prior year
Adjusted fully distributed earnings per share of $0.36,
increased 18% from prior year
Acquired assets providing value and growth
PREMIER, INC.

Supply Chain Services revenue growth drivers
»
Strong GPO net administrative fees revenue
growth, up 10.3% year-over-year on a pro
forma non-GAAP basis
»
Products revenue up 37% year-over year
5 PREMIER, INC.

Performance Services revenue growth drivers
»
20% revenue growth consistent with
second-quarter expectations, driven by:
» SaaS-based subscription growth,
particularly from PremierConnect
®
Enterprise and Population Health
Management
» First full quarter of revenue from TheraDoc
and Aperek acquisitions
6 PREMIER, INC.

Raising fiscal 2015 full-year financial outlook*
Increasing full-year consolidated net revenue outlook
and raising lower end of original ranges for
consolidated adjusted EBITDA and adjusted fully
distributed earnings per share
PREMIER, INC. 7
»
Raised outlook for Supply Chain Services segment
based on net administrative fee and product revenue
growth expectations
» Continuing contract penetration
» Contract conversion of new members
» Higher utilization trends
»
More moderate growth in Performance Services driven
by two factors confined within Advisory Services
» Remainder of Performances Services expected to
perform in-line with original expectations
» SaaS-based business remains strong
» PremierConnect
®
Enterprise and population health
management on track
*As provided in 2Q’15 earnings press release dated February 9, 2015

Positioned to address industry needs
PREMIER, INC. 8
Scale
Co-innovation
Intelligence to transform
from the inside
Leadership in population
health
Shared infrastructure
Total cost reduction
Quality improvement
across the continuum
Evolving delivery and
payment models
Actionable data and
information
Member and
Industry Needs
Premier Strategic
Differentiation
“U.S. Department of Health and Human Services’ recent announcement to accelerate Medicare reimbursement to alternate payment models… is the clearest signal to date of the transformative changes gaining momentum within our industry.” – Susan Devore, Premier CEO

Recognized leader in population health management
»
Premier Population Health Management
Advisory Services and Theradoc clinical
surveillance solution ranked #1 by KLAS
»
Pioneered performance improvement
collaboratives focused on:
» Alternate payment models
» Accountable Care Organizations
»
Close partnerships with federal healthcare
programs and government policy makers to
build and demonstrate pay-for-performance
models
9 PREMIER, INC.

Unique business model drives innovation and growth
PREMIER, INC. 10
INTEGRATED SALES/FIELD FORCE &                            PLATFORM
Become the data analytics “backbone”
with wrap-around services for cost and
quality improvement over the short term
and population health management
solutions over the long term
Change the game in supply chain,
uncover unmatched savings and value,
and lead the disruption of the industry
» SaaS-based offerings
» PremierConnect
®
Enterprise
» Advisory services
» Performance improvement
collaboratives
» Group purchasing
» Direct sourcing
» Specialty pharmacy
» Capital planning
Supply Chain Services
Performance Services

Targeted and disciplined acquisition strategy
PREMIER, INC. 11
»
Acquisition strategy plays a major role in providing
solutions that position member health systems to
thrive in the healthcare environment of tomorrow
» Financial performance and capital structure provide
access to more than $1.2 billion in cash and debt for
acquisitions and growth strategy
» Continue to evaluate larger, transformative
acquisitions in areas that closely align with the
needs of our member health systems

Operations Update Michael Alkire Chief Operating Officer PREMIER, INC. 12

Second-quarter operational highlights » Winning and expanding member relationships » Continued momentum with larger offerings » Acquired assets providing value and growth 13 PREMIER, INC.

Winning and expanding member relationships
»
MultiCare Health Systems
» “All-in” engagement
»
Unity Point Health
» PremierConnect Quality
»
Catholic Health Initiatives
» PremierConnect Quality
» PremierConnect Theradoc Safety
»
The Medicines Company
» Advisory Services
14 PREMIER, INC.

PremierConnect
®
Enterprise & Data Alliance Collaborative
» Clinical utilization effectiveness
» Harm reporting
» Community health & equity reporting
» Ambulatory quality measures
» Claims analytics
» Total cost of care
» Operational reporting
» Predictive model for readmissions
» Population health analytics
» ACO reporting
» Referral analytics
» H&V procedural analytics
» Readmissions metrics & management
» Population health
» Throughput analytics
» Operations & throughput modeling
» Population stratification
» Disease modeling
PREMIER, INC. 15
Texas
Health
Resources
Carolinas
HealthCare
System
Carilion
Clinic
Phytel
Verisk
Health
UNCC
IBM
Bon
Secours
Health
System
University
Hospitals
Baystate
Innovation
Center
Doctors
Hospital at
Renaissance
Mercy
Health
Baystate
Health
Fairview
Health
Services
PCE
Private Warehouse
Partners
*PremierConnect Enterprise and Data Alliance Collaborative as of September 30, 2014.

SYMMEDRx

Meddius
INTEGRATION DELIVERED

MEMdata
Equipping Hospitals

aperek

TheraDoc

S2S GLOBAL

16
Strategic acquisitions address member needs
(Closed July 2013)
(Closed October 2013)
(Closed April 2014)
(Closed August 2014)
(Closed September 2014)
Company
Clinical & physician
preference cost reduction
Data acquisition from
multiple technologies
Health system capital
expenditure cost reduction
Supply chain technology
enablement
Quality & safety
improvement
Strategic Need
Direct sourcing
(Closed February 2015
1
)
(1) Purchased initial 60% ownership in 2011.  Remaining 40% minority interest purchased on February 2, 2015.
PREMIER, INC.

Financial Review Craig McKasson Chief Financial Officer PREMIER, INC. 17

the
Second-quarter consolidated and segment highlights
1
Consolidated
Net revenue (millions)
Supply Chain Services
Net revenue (millions)
Performance Services
Net revenue (millions)
Adjusted EBITDA
(millions)
Adjusted EBITDA (millions)
Adjusted EBITDA (millions)
18
$208.9
$249.4
Q2'14 Q2'15
19%
$150.9
$179.6
Q2'14 Q2'15
19%
20%
Q2'14 Q2'15
$58.0
$69.8
$83.4
$98.8
$85.1
$97.3
$17.7
$23.2
18%
14%
31%
Q2'14 Q2'15
Q2'14 Q2'15
Q2'14 Q2'15
Supply Chain Services
(1) See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix.
PREMIER, INC.

Second-quarter non-GAAP adjusted fully distributed net income
1
$0.31 $0.36
Non-GAAP earnings per share on fully distributed
net income
(1) See non-GAAP adjusted fully distributed net income and non-GAAP earnings per share on fully distributed net income reconciliations to GAAP equivalents in Appendix
»
Calculates income taxes at
40% on pre-tax income,
assuming taxable C corporate
structure
»
Calculates adjusted fully
distributed earnings per
share, assuming total Class A
and B common shares held
by public
19
Q2'14 Q2'15
(in millions, except per share data)
$44.4
$52.1
17%
PREMIER, INC.

Cash flow and capital flexibility at December 31, 2014
PREMIER, INC. 20
»
Year-to-date cash flow from operations of
$153.7 million
»
Second-quarter free cash flow of $67.1
million
1
»
Cash, cash equivalents and marketable
securities of $469.5 million
»
No outstanding borrowings on $750 million
five-year unsecured revolving credit facility
(1) Three months ended December 31, 2014. Company defines free cash flow as cash provided by operating activities less distributions to limited partners and purchases of property and equipment.  See non-GAAP free cash flow reconciliation to GAAP equivalent in Appendix.
AMPLE CAPITAL
FLEXIBILITY FOR FUTURE
ACQUISITIONS AND
BUSINESS GROWTH
CONSIDERABLE CASH AND
DEBT CAPACITY
AVAILABLE

Fiscal 2015 annual guidance
1
PREMIER, INC. 21
Financial guidance for year ending June 30, 2015:
Moderating net administrative fee revenue growth
Continuation of high GPO retention rates
20% - 30% product growth
Guidance Assumptions:
Continued demand for integrated offerings of SaaS-based
subscription and licensed products, advisory services and
collaboratives
Continuation of high SaaS institutional renewal rates
Reduction in advisory services revenue expectations tied to
Partnership for Patients contract and repositioning of research business
Updated Pro Forma Previous
(in millions, except per share data) FY 2015 % YoY Change FY 2015
Net Revenue:
Supply Chain Services segment $706 - $725 11% - 14% $688 - $707
Performance Services segment $268 - $275 15% - 18% $281 - $288
Total Net Revenue $974 - $1,000 12% - 15% $969 - $995
Non-GAAP adjusted EBITDA $382 - $390 9% - 11% $379 - $390
Non-GAAP adjusted fully distributed EPS $1.40 - $1.44 8% - 11% $1.39 - $1.44
Performance Services growth driven by: Supply Chain Services growth driven by:
     Guidance is based on comparisons with prior-year non-GAAP pro forma results, which have been adjusted to reflect the impact of the company’s reorganization and IPO. The Company does not reconcile guidance for adjusted EBITDA and non-GAAP adjusted fully distributed net income per-share to net income (loss) or GAAP earnings per share because the Company does not provide guidance for reconciling items between net income (loss) and adjusted
EBITDA and non-GAAP adjusted fully distributed earnings per share. The Company is unable to provide guidance for these reconciling items since certain items that impact net income (loss) are outside of the Company’s control and cannot be reasonably predicted. Accordingly, a reconciliation to net income (loss) or GAAP earnings per share is not available without unreasonable effort.
(1)

Exchange update
»
Approximately 398,800 Class B units initially
indicated for exchange into Class A shares on
February 2, 2015
»
Following right to retract intention to exchange
and right of first refusal, approximately 257,000
Class B Units were exchanged for Class A
common shares on 1-for-1 basis
»
Next exchange on April 30
th
, 2015
22 PREMIER, INC.

Well positioned to lead in a world of constant and rapid change
»
Premier plays a critical role in helping health
systems achieve improvements in cost, quality,
safety and population health management
»
Diverse revenue drivers enable Premier to
capitalize on evolving industry dynamics
»
Size, scale and aligned member channel provide
opportunities to lead
»
Uniquely positioned to innovate and drive
change
23 PREMIER, INC.

Thank you FOR MORE INFORMATION CONTACT: Jim Storey Vice President, Investor Relations Premier, Inc. 704-816-5958 jim_storey@premierinc.com PREMIER, INC. 24

Questions PREMIER, INC. 25

Appendix PREMIER, INC. 26

Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
PREMIER, INC. 27
2014* 2013* 2014* 2013
Reconciliation of Pro Forma Net Revenue to Net Revenue:
Pro Forma Net Revenue 249,445 $          208,909 $         478,753 $        408,222 $
Pro forma adjustment for revenue share post-IPO — — — 41,263
Net Revenue
249,445 $          208,909 $         478,753 $        449,485 $
Net income 65,808 $            51,477 $           130,695 $        164,005 $
Pro forma adjustment for revenue share post-IPO — — — (41,263)
Interest and investment income, net (122) (21) (313) (241)
Income tax expense 4,270 14,284 10,081 15,048
Depreciation and amortization 11,262 9,198 21,570 17,556
Amortization of purchased intangible assets 3,141 755 4,044 1,356
EBITDA 84,359 75,693 166,077 156,461
Stock-based compensation 7,405 6,494 13,844 6,819
Acquisition related expenses 2,267 177 3,545 319
Strategic and financial restructuring expenses 1,183 1,041 1,279 2,881
Adjustment to tax receivable agreement liability — — (1,073) —
Acquisition related adjustment - deferred revenue 3,596 — 5,661 —
Other income, net (2) — (7) (4)
Adjusted EBITDA
98,808 $            83,405 $           189,326 $        166,476 $
Segment Adjusted EBITDA:
Supply Chain Services 97,342 $            85,119 $           188,610 $        210,599 $
Pro forma adjustment for revenue share post-IPO — — — (41,263)
Supply Chain Services (including pro forma adjustment) 97,342 $            85,119 $           188,610 $        169,336 $
Performance Services 23,189 17,731 41,551 34,060
Corporate (21,723) (19,445) (40,835) (36,920)
Adjusted EBITDA 98,808 $            83,405 $           189,326 $        166,476 $
Depreciation and amortization (11,262) (9,198) (21,570) (17,556)
Amortization of purchased intangible assets (3,141) (755) (4,044) (1,356)
Stock-based compensation (7,405) (6,494) (13,844) (6,819)
Acquisition related expenses (2,267) (177) (3,545) (319)
Strategic and financial restructuring expenses (1,183) (1,041) (1,279) (2,881)
Adjustment to tax receivable agreement liability — — 1,073 —
Acquisition related adjustment - deferred revenue (3,596) — (5,661) —
Equity in net income of unconsolidated affiliates (4,749) (4,491) (9,615) (8,605)
Deferred compensation plan expense 460 — 969 —
65,665 61,249 131,810 128,940
Pro forma adjustment for revenue share post-IPO — — — 41,263
Operating income
65,665 $          61,249 $         131,810 $      170,203 $
Equity in net income of unconsolidated affiliates 4,749 4,491 9,615 8,605
Interest and investment income, net 122 21 313 241
Other (expense) income, net (458) — (962) 4
Income before income taxes
70,078 $          65,761 $         140,776 $      179,053 $
Three Months Ended
December 31,
Six Months Ended
December 31,
Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of Segment Adjusted EBITDA to Income Before Income Taxes:

Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
PREMIER, INC. 28
2014* 2013* 2014* 2013
Reconciliation of Non-GAAP Pro Forma Adjusted Fully Distributed Net Income:
Net income attributable to shareholders 9,271 $               6,404 $              18,544 $          5,928 $
Pro forma adjustment for revenue share post-IPO — — — (41,263)
Income tax expense 4,270 14,284 10,081 15,048
Stock-based compensation 7,405 6,494 13,844 6,819
Acquisition related expenses 2,267 177 3,545 319
Strategic and financial restructuring expenses 1,183 1,041 1,279 2,881
Adjustment to tax receivable agreement liability — — (1,073) —
Acquisition related adjustment - deferred revenue 3,596 — 5,661 —
Amortization of purchased intangible assets 3,141 755 4,044 1,356
Net income attributable to noncontrolling interest in Premier LP 55,751 44,916 110,567 158,130
Non-GAAP pro forma adjusted fully distributed income before income taxes 86,884 74,071 166,492 149,218
Income tax expense on fully distributed income before income taxes 34,754 29,628 66,597 59,687
Non-GAAP Pro Forma Adjusted Fully Distributed Net Income
52,130 $          44,443 $         99,895 $        89,531 $
* Note that no pro forma adjustments were made for the three and six months ended December 31, 2014 and the three months ended December
31, 2013; as such, actual results are presented for each of these periods.
Three Months Ended
December 31,
Six Months Ended
December 31,
Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income

Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
PREMIER, INC. 29
2014 2013
Reconciliation of Non-GAAP Free Cash Flow to Net Cash Provided by Operating Activities:
Net cash provided by operating activities 107,842 $       131,726 $
Purchases of property and equipment (18,051) (13,720)
Distributions to limited partners (22,691) (72,645)
Non-GAAP free cash flow
67,100 $         45,361 $
Supplemental Financial Information - Reporting of Non-GAAP Free Cash Flow
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited)
(In thousands)
Three Months Ended
December 31,

Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
PREMIER, INC. 30
2014* 2013* 2014* 2013
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income
Net loss attributable to shareholders after adjustment of redeemable limited
partners' capital to redemption amount (32,979) $        (3,713,408) $ (406,363) $     (3,713,884) $
Adjustment of redeemable limited partners' capital to redemption amount 42,250 3,719,812 424,907 3,719,812
Net income attributable to shareholders 9,271 6,404 18,544 5,928
Pro forma adjustment for revenue share post-IPO — — — (41,263)
Income tax expense 4,270 14,284 10,081 15,048
Stock-based compensation 7,405 6,494 13,844 6,819
Acquisition related expenses 2,267 177 3,545 319
Strategic and financial restructuring expenses 1,183 1,041 1,279 2,881
Adjustment to tax receivable agreement liability — — (1,073) —
Acquisition related adjustment - deferred revenue 3,596 — 5,661 —
Amortization of purchased intangible assets 3,141 755 4,044 1,356
Net income attributable to noncontrolling interest in Premier LP 55,751 44,916 110,567 158,130
Non-GAAP pro forma adjusted fully distributed income before income taxes 86,884 74,071 166,492 149,218
Income tax expense on fully distributed income before income taxes 34,754 29,628 66,597 59,687
Non-GAAP pro forma adjusted fully distributed net income
52,130 $        44,443 $      99,895 $       89,531 $
Reconciliation of denominator for GAAP EPS to Non-GAAP Adjusted Fully Distributed Net Income
Weighted Average:
Common shares used for basic and diluted earnings per share 35,589 32,375 33,965 19,001
Potentially dilutive shares 948 110 785 58
Class A common shares outstanding - - - 13,374
Conversion of Class B common units 108,674 112,608 110,396 112,608
Weighted average fully distributed shares outstanding - diluted 145,211 145,093 145,146 145,041
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP loss per share $              (0.93) $       (114.70) $          (11.96) $        (195.46)
Impact of adjustment of redeemable limited partners' capital to redemption amount $               1.19 $        114.90 $           12.51 $         195.77
Impact of additions:
Pro forma adjustment for revenue share post-IPO $                   - $                 - $                  - $            (2.17)
Income tax expense $               0.12 $            0.44 $              0.30 $              0.79
Stock-based compensation $               0.21 $            0.20 $              0.41 $              0.36
Acquisition related expenses $               0.06 $            0.01 $              0.10 $              0.02
Strategic and financial restructuring expenses $               0.03 $            0.03 $              0.04 $              0.15
Adjustment to tax receivable agreement liability $                   - $                 - $            (0.03) $                  -
Acquisition related adjustment - deferred revenue $               0.10 $                 - $              0.17 $                  -
Amortization of purchased intangible assets $               0.09 $            0.02 $              0.12 $              0.07
Net income attributable to noncontrolling interest in Premier LP $               1.57 $            1.39 $              3.25 $              8.32
Impact of corporation taxes $              (0.98) $           (0.92) $            (1.96) $            (3.14)
Impact of increased share count $              (1.11) $           (1.07) $            (2.26) $            (4.09)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted $             0.36 $           0.31 $            0.69 $            0.62
* Note that no pro forma adjustments were made for the three and six months ended December 31, 2014 and the three months ended December 31,
2013; as such, actual results are presented for each of these periods.
Three Months Ended
December 31,
Six Months Ended
December 31,
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
(Unaudited)
(In thousands, except per share data)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures